Exhibit 10.23

SECOND AMENDMENT TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made as of the 30th day of June, 2007, among CELADON GROUP, INC., CELADON TRUCKING SERVICES, INC., TRUCKERSB2B, INC., and CELADON LOGISTICS SERVICES, INC. (collectively, the"Borrowers"), the financial institutions that are parties hereto (the "Lenders") and LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, "LaSalle"), as Administrative Agent for the Lenders, and as Swing Line Lender and Issuing Lender.

WITNESSETH:

WHEREAS, as of September 26, 2005, the parties hereto entered into a certain Credit Agreement, as amended December 23, 2005 (as amended, the "Agreement"); and

WHEREAS, the parties desire to further amend the Agreement as herein provided;

Now, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS

SECTION 11

NEGATIVE COVENANTS

Section 11.1.              Debt. Section 11.1 of the Agreement is hereby amended by substituting the following new Section 11.1(b) in lieu of the existing Section 11.1(b):

     (b)        Debt secured by Liens permitted by Section 11.2(d), and extensions, renewals and refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $80,000,000;

PART II. CONTINUING EFFECT

Except as expressly modified herein:

(a)            All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

(b)            The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrowers; and

(c)            Capitalized terms used in this Second Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa)            Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)            There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)            Except as expressly waived in this Second Amendment, there does not exist any Event of Default or Unmatured Event of Default; and

(dd)            After giving effect to this Second Amendment and any transactions contemplated hereby, no Event of Default or Unmatured Event of Default is or will be occasioned hereby or thereby.

PART III. CONDITIONS PRECEDENT

Notwithstanding anything contained in this Second Amendment to the contrary, the Lenders shall have no obligation under this Second Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lenders:

(a)            Each of the conditions set forth in Section 12.2 of the Agreement shall have been satisfied;

(b)            The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

(i)     This Second Amendment, duly executed by the Borrowers, the Agent and the Required Lenders in the form approved by the Agent;

    (ii)    A duly executed certificate of the Secretary or any Assistant Secretary of each Borrower (A) certifying as to attached copies of resolutions of such Borrower authorizing the execution, delivery and performance, respectively, of the documents referenced in the immediately preceding subparagraph, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws, or certifying that such Articles of Incorporation or By-Laws, have not been amended (except as shown) since the previous delivery thereof to the Lenders;

(iii)    A Reaffirmation of Guaranty, in the form prescribed by the Agent, duly executed by the Guarantors;

(c)            All legal matters incident to this Second Amendment shall be reasonably satisfactory to the Lenders and their counsel.

PART IV.  INDEPENDENT CREDIT DECISION

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment.

PART V.  EXPENSES

The Borrowers agree to pay or reimburse the Agent for all reasonable expenses of the Agent (including, without limitation, reasonable attorneys' fees) incurred in connection with this Second Amendment.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

"BORROWERS"

CELADON GROUP, INC.

By:	/s/ Paul Will
Title:	Treasurer

CELADON TRUCKING SERVICES, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

TRUCKERSB2B, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

CELADON LOGISTICS SERVICES, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as Issuing Lender and as a Lender

By:	/s/ David Thomas
Title:	Senior Vice President

FIFTH THIRD BANK, a Lender

By:	/s/ David O'Neal
Title:	Vice President

JPMORGAN CHASE BANK, N.A., a Lender

By:	/s/ Randy Stephens
Title:	Vice President

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